                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                            GLOBAL INDUSTRIES, LTD.


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Global Industries, Ltd., a Louisiana corporation (the "Company"), hereby makes, constitutes and appoints William J. Dore and Michael J. Pollock, and each of them acting together or individually, as his true and lawful attorney with full power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any amendments (whether pre-effective or post-effective) and any other documents in support thereof or supplemental thereto, relating to the proposed public offering of Common Stock, par value $.01 per share, of the Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 7th day of August 1996.



                                           /s/ JAMES C. DAY
                                           ---------------------------
                                           James C. Day

                               POWER OF ATTORNEY

                            GLOBAL INDUSTRIES, LTD.


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Global Industries, Ltd., a Louisiana corporation (the "Company"), hereby makes, constitutes and appoints William J. Dore and Michael J. Pollock, and each of them acting together or individually, as his true and lawful attorney with full power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any amendments (whether pre-effective or post-effective) and any other documents in support thereof or supplemental thereto, relating to the proposed public offering of Common Stock, par value $.01 per share, of the Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 7th day of August 1996.



                                           /s/ EDWARD P. DJEREJIAN
                                           ---------------------------
                                           Edward P. Djerejian

                               POWER OF ATTORNEY

                            GLOBAL INDUSTRIES, LTD.


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Global Industries, Ltd., a Louisiana corporation (the "Company"), hereby makes, constitutes and appoints William J. Dore and Michael J. Pollock, and each of them acting together or individually, as his true and lawful attorney with full power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any amendments (whether pre-effective or post-effective) and any other documents in support thereof or supplemental thereto, relating to the proposed public offering of Common Stock, par value $.01 per share, of the Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 7th day of August 1996.



                                           /s/ MYRON J. MOREAU
                                           ---------------------------
                                           Myron J. Moreau

                               POWER OF ATTORNEY

                            GLOBAL INDUSTRIES, LTD.


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Global Industries, Ltd., a Louisiana corporation (the "Company"), hereby makes, constitutes and appoints William J. Dore and Michael J. Pollock, and each of them acting together or individually, as his true and lawful attorney with full power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any amendments (whether pre-effective or post-effective) and any other documents in support thereof or supplemental thereto, relating to the proposed public offering of Common Stock, par value $.01 per share, of the Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 7th day of August 1996.



                                           /s/ MICHAEL J. POLLOCK
                                           ------------------------
                                           Michael J. Pollock

                               POWER OF ATTORNEY

                            GLOBAL INDUSTRIES, LTD.


       KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer of Global Industries, Ltd., a Louisiana corporation (the "Company"), hereby makes, constitutes and appoints William J. Dore and Michael J. Pollock, and each of them acting together or individually, as his true and lawful attorney with full power to act without the other and full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-3 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, together with any amendments (whether pre-effective or post-effective) and any other documents in support thereof or supplemental thereto, relating to the proposed public offering of Common Stock, par value $.01 per share, of the Company, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of these presents.

       IN WITNESS WHEREOF, the undersigned has subscribed these presents, effective as of the 7th day of August 1996.



                                           /s/ WILLIAM J. DORE
                                           ---------------------
                                           William J. Dore